august 6, 2020 2020 3rd quarter earnings call Exhibit 99.2

Disclosure notice This presentation contains information about management's view of the Company's future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, those set forth in the "Risk Factors" section of the Company's Form 10-K for the fiscal year ended September 30, 2019 and Form 10-Q for the quarter ended March 31, 2020. In addition, the forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point, the Company specifically disclaims any obligation to do so, other than as required by federal securities laws. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of this press release. This presentation contains references to certain financial measures that are not presented in accordance with United States Generally Accepted Accounting Principles (“GAAP"). The Company uses non-GAAP financial measures to evaluate financial performance, analyze underlying business trends and establish operational goals and forecasts that are used when allocating resources. The Company believes these non-GAAP financial measures permit investors to better understand changes over comparative periods by providing financial results that are unaffected by certain items that are not indicative of ongoing operating performance. While the Company believes these measures are useful to investors when evaluating performance, they are not prepared and presented in accordance with GAAP, and therefore should be considered supplemental in nature. The Company’s non-GAAP financial measures should not be considered in isolation or as a substitute for other financial performance measures presented in accordance with GAAP. These non-GAAP financial measures may have material limitations including, but not limited to, the exclusion of certain costs without a corresponding reduction of net income for the income generated by the assets to which the excluded costs are related. In addition, these non-GAAP financial measures may differ from similarly titled measures presented by other companies. A reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure can be found in the Appendix as well as Company’s latest Form 8-K, filed with the SEC on August 6, 2020.

President & chief executive officer Julian francis

Company performed well amid unique environment Operating results exceeded internal sales and margin expectations Rising confidence in cost structure potential, the digital opportunity and cash generation Sales steadily improved throughout the quarter with mid-April representing a clear trough Q3 Decremental Margin* outperformed due to benefits from cost actions, OTC network and branch improvement initiatives Strong Q3 cash flow tied to operating performance and tight working capital controls Ceo perspectiveS *Non-GAAP measure; see Appendix for definition and reconciliation

QUARTERLY FINANCIAL RESULTS



Net Sales ($M)
$1,925
$1,793



Gross Margin ($M)
$473
$432
24.6%
24.1%



Operating Expense ($M)
$398
$357
$339
$306
20.7%
19.9%
17.6%
17.1%
GAAP
Adj. OpEx*



Net Income/ Adj. EBITDA* ($M)
$31
$(7)
$158
$148
1.6%
(0.4%)
8.2%
8.2%
Net Income
Adj EBITDA*

Q3 2019 | Q3 2020 | % of Net Sales

- Daily sales -6.9% YoY
- Res roofing down 1.3%
- May-June sales stabilized; down modestly YoY

- Gross margins -45 bps YoY
- Price-cost -60 bps
- Gross margin up more than 60 bps sequentially

- Adj. OpEx* down $33M YoY
- Positive cost leverage, despite sales decline
- Benefit of temporary and permanent cost actions

- Adj. EBITDA* ~$10M lower YoY
- Strong performance given COVID impact
- Stable margins reflect operating leverage

Q3 results driven by heightened cost control and improved operating leverage as sales returned

*Non-GAAP measure; see Appendix for definition and reconciliation

5 becn.com

BEACON

SALES TRENDS BY PRODUCT AND COVID IMPACT



Sales by Product Category ($M)
$848
$837
-1.3%
$472
$427
-9.6%
$604
$529
-12.5%
Residential roofing
Non-res roofing
Complementary
Q3'19
Q3'20

Daily Sales Growth – COVID Restricted* vs. Other Mkts

	April	May	June
COVID Restricted	Down ~45%	Down ~11%	Down ~6%
Other Markets	Down MSD-to-HSD	Up LSD	Up LSD
Total	Down ~20%	Down LSD	Flattish

- Sales stabilized in May-June with May daily sales declining LSD and flattish June daily sales
- Res roofing driven by non-discretionary sales and consumer focus on exterior projects; sales averaged up MSD during May-June
- Non-res roofing declines tied to demand pull-forward and state and local restrictions
- Complementary softness from government restrictions, exposure to new construction and interiors projects
- As construction restrictions ease, the pace of sales declines has slowed; COVID's economic impact continues to limit growth

*COVID restricted markets represent states/provinces identified in March as having significant COVID-driven government construction restrictions

6 becn.com

BEACON

Focused on sales outperformance and operational execution Strategic initiatives Transition to organic growth from M&A focus Increase selling activity 7,000+ recorded daily contacts Pivot Focus to Organic Growth Enhance Branch Operating Performance Improve operating performance of lowest quintile branches Drive operating efficiencies across network Focus branches delivered Q3 YOY operating income improvement Raise customer service levels Generate operating cost savings and cash flow benefits Currently operating 43 OTC markets across our network Operationalize Market Model with OTC Network Important value-add for customers Most complete digital offering within building products distribution Digital remains on target to end year with run-rate ~10% of total sales Expand Industry Leading Digital Platform

Executive vice president & chief financial officer Frank lonegro

Quarterly Margin and expense spotlight Gross margin increased 60 bps sequentially, but declined YoY Price-cost 60 bps unfavorable; but expected given backdrop Adjusted OpEx* down $33M YoY reflecting cost reductions and labor productivity gains Cost controls involve both temporary and permanent actions, including fleet savings, reduced overtime, T&E cuts, furloughs and salary reductions Q3 Decremental Margin* of 8%, better than previously disclosed target **Hours worked reflect all company-wide hourly employees, but exclude salaried/commission-based personnel *Non-GAAP measure; see Appendix for definition and reconciliation

Strong cash flow & favorable debt maturity 3rd quarter operating cash flow of $401M driven by strong cost leverage, improving sales and working capital management Performance illustrates ability to aggressively respond to difficult operating environments Focused on debt reduction, while maintaining liquidity and flexibility Net Debt¹ reduced $394M sequentially Cash position sequentially improved $237M, even with a $153M ABL paydown Favorable maturity schedule gives flexibility ¹Defined as gross debt less cash; decrease in gross debt and increase in cash from 3/31/20 to 6/30/20 was ~$157 million and ~$237 million, respectively

President & chief executive officer Julian francis

closing thoughts Final Third Quarter Takeaways May-June sales returned to down modestly as states are easing construction restrictions Aggressive cost actions drove positive Q3 operating expense leverage Robust quarterly cash flow illustrates flexibility of business model during challenging environment Q4 Outlook July daily sales down ~1% year-over year; anticipating LSD year-to-year sales decline in Q4 Gross margins expected to be up slightly compared to Q3 Adjusted Operating Expense as a percentage of sales is expected to be up slightly compared to Q3 Long-Term Implications Beacon and other industry participants have recently announced price increases within residential roofing YTD results across wide range of operating environments reinforces strategic direction Q3 performance provides valuable insight for LT operating efficiency and overall margin potential Business model continues to show attractive levels of operating cash flow in varying conditions

Reconciliations: non-gaap financial measures Adjusted EBITDA & Decremental margin We define Adjusted EBITDA as net income excluding the impact of interest expense (net of interest income), income taxes, depreciation and amortization, stock-based compensation, acquisition costs, business restructuring costs, and the direct financial impact of the COVID-19 pandemic. Q3 and YTD FY20 adjustments from income taxes include an income tax provision (benefit) of $32.8 million and $(0.5) million, respectively, stemming from the revaluation of deferred tax assets and liabilities made in conjunction with the Company’s application of the CARES Act. YTD FY20 adjustments from income taxes include an income tax benefit of $36.5 million stemming from a decrease in deferred tax liabilities in connection with the Rebranding. YTD FY20 adjustments from depreciation and amortization include the impact of non-cash accelerated intangible asset amortization of $142.6 million ($106.2 million, net of taxes) related to the write-off of certain trade names in connection with the Rebranding. YTD FY20 adjustments from business restructuring costs include a loss on debt extinguishment of $14.7 million in connection with October 2019 debt refinancing We define net margin as net income (loss) divided by net sales and Adjusted EBITDA margin as Adjusted EBITDA divided by net sales. We define Decremental Margin as a decline in Adjusted EBITDA as a percent of a decline in net sales.

Reconciliations: non-gaap financial measures We define Adjusted Operating Expense as operating expense (as reported on a GAAP basis) excluding the impact of amortization, acquisition costs, business restructuring costs, and the direct financial impact of the COVID-19 pandemic. YTD FY20 adjustments from amortization include the impact of non-cash accelerated intangible asset amortization of $142.6 million related to the write-off of certain trade names in connection with the Rebranding. Adjusted Operating Expense